UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7396

Managed High Income Portfolio Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 28
Date of reporting period: August 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

Managed High Income
Portfolio Inc.

S E M I - A N N U A L
R E P O R T

AUGUST 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8% and the estimate for second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following six rate hikes from June 2004 through February 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s 10 rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised its target rate by 0.25% to 3.75%.

During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.50% and the yield on the 10-year Treasury was 4.38%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Looking at the six-month period as a whole, the overall bond market, as represented by the Lehman Brothers Aggregate Bond Indexiv returned 2.85%.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	1

The high yield market experienced periods of extreme volatility during the reporting period. High yield bonds fell sharply in March and April 2005 as investors became concerned over downgrades for General Motors and Ford Motor Company bonds. However, the high yield market then rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield.

For the six months ended August 31, 2005, the Managed High Income Portfolio Inc. returned 2.09%, based on its New York Stock Exchange (“NYSE”) market price and 2.15% based on its net asset value (“NAV”)[v] per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Indexvi, returned 1.32% for the same time frame. The Lipper High Current Yield Funds Closed-End Funds Category Averagevii increased 2.75% during the same period. Please note that Lipper performance returns are based on each Fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.2580 per share, (which may have included a return of capital). The performance table shows the Fund’s 30-day SEC yield as well as its six-month total return based on its NAV and market price as of August 31, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

FUND PERFORMANCE AS OF AUGUST 31, 2005 (unaudited)
Price Per Share	30-Day SEC Yield	Six-Month Total Return

$7.06 (NAV)	7.26%	2.15%
$6.36 (Market Price)	8.07%	2.09%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary. Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of August 31, 2005 and are subject to change.

2	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore, the Fund’s Board of Directors has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	3

Looking for Additional Information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMHYX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 21, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund invests in high yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended August 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category, and excluding sales charges.

4	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund’s Plan begins on page 42. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock of the Fund that you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share, or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, the Purchasing Agent will buy common stock for your account in the open market.

If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of the Fund’s NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at 1 (800) 331-1710.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	5

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Communications

Consumer Cyclical

Industrials

Consumer Non-Cyclical

Energy

Basic Materials

Utilities

Financials

Technology

Capital Markets

Repurchase Agreement

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

August 31, 2005

27.3%

19.4%

11.5%

9.1%

8.7%

7.3%

6.3%

6.3%

0.7%

0.1%

3.3%

6	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited)
Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 91.6% Advertising — 0.1%
$1,375,000	CCC	Vertis Inc., Senior Second Lien Secured Notes, 9.750% due 4/1/09	$395,625
Aerospace/Defense — 0.1%
400,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	440,000
Airlines — 1.1%
		Continental Airlines Inc., Pass-Through Certificates:
260,526	B+	Series 2000-2, Class C, 8.312% due 4/2/11	220,898
1,435,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	1,348,849
		United Airlines Inc., Pass-Through Certificates:
581,502	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (a)	382,129
1,443,358	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (a)	1,091,316
275,000	NR	Series 2001-1, Class B, 6.932% due 9/1/11 (a)	230,883
630,000	NR	Series 2001-1, Class C, 6.831% due 9/1/08 (a)	413,347
		Total Airlines	3,687,422
Apparel — 0.4%
		Levi Strauss & Co., Senior Notes:
1,125,000	B-	8.254% due 4/1/12 (b)	1,136,250
75,000	B-	9.750% due 1/15/15	79,500
		Total Apparel	1,215,750
Auto Manufacturers — 2.9%
		Ford Motor Co.:
		Debentures:
375,000	BB+	6.625% due 10/1/28	279,649
375,000	BB+	8.900% due 1/15/32	331,054
5,190,000	BB+	Notes, 7.450% due 7/16/31	4,160,382
		General Motors Corp.:
		Senior Debentures:
1,200,000	BB	8.250% due 7/15/23	1,011,000
2,850,000	BB	8.375% due 7/15/33	2,408,250
1,325,000	BB	Senior Notes, 7.125% due 7/15/13	1,209,062
		Total Auto Manufacturers	9,399,397
Auto Parts & Equipment — 0.9%
415,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	425,375
1,160,000	BBB-	Dana Corp., Notes, 6.500% due 3/1/09	1,158,675
375,000	B-	Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12	413,438
600,000	B-	Tenneco Automotive Inc., Senior Secured Notes, Series B, 10.250% due 7/15/13	684,000
163,000	BB-	TRW Automotive Inc., Senior Subordinated Notes, 11.000% due 2/15/13	188,265
		Total Auto Parts & Equipment	2,869,753
Beverages — 0.2%
530,000	B+	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	561,800

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	7

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Building Materials — 1.1%
		Associated Materials Inc.:
$2,300,000	CCC+	Senior Discount Notes, step bond to yield 13.510% due 3/1/14	$1,357,000
265,000	CCC+	Senior Subordinated Notes, 9.750% due 4/15/12	272,287
1,100,000	B-	Goodman Global Holding Co. Inc., Senior Notes, 6.410% due 6/15/12 (b)(c)	1,100,000
900,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	879,750
		Total Building Materials	3,609,037
Chemicals — 4.3%
615,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	664,200
950,000	B-	Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (c)	988,000
1,450,000	BB-	Equistar Chemicals LP/Equistar Funding Corp., Senior Notes, 10.625% due 5/1/11	1,616,750
825,000	B+	Hercules Inc., Senior Subordinated Notes, 6.750% due 10/15/29	820,875
525,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	561,750
1,055,000	BB-	ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11	1,143,356
1,035,000	B+	ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09	1,102,275
1,425,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	1,628,062
420,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	485,100
375,000	B-	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	405,469
390,000	B-	OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11	400,725
1,200,000	B-	Resolution Performance Products Inc., Senior Subordinated Notes, 13.500% due 11/15/10	1,302,000
		Rhodia SA:
		Senior Notes:
25,000	CCC+	7.625% due 6/1/10	24,688
300,000	CCC+	10.250% due 6/1/10	326,250
1,750,000	CCC+	Senior Subordinated Notes, 8.875% due 6/1/11	1,715,000
569,000	BB-	Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11	620,210
		Total Chemicals	13,804,710
Coal — 0.3%
820,000	BB	Luscar Coal Ltd., Senior Notes, 9.750% due 10/15/11	895,850
Commercial Services — 2.4%
1,450,000	B-	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	1,446,375
950,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	1,016,500
		Cenveo Corp.:
730,000	B+	Senior Notes, 9.625% due 3/15/12	784,750
800,000	B-	Senior Subordinated Notes, 7.875% due 12/1/13	792,000
		Iron Mountain Inc., Senior Subordinated Notes:
1,100,000	B	8.625% due 4/1/13	1,161,875
350,000	B	7.750% due 1/15/15	360,062

See Notes to Financial Statements.

8	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Commercial Services — 2.4% (continued)

$300,000	B+	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due
		12/15/12 (c)	$348,375
		Service Corp. International:
740,000	BB	Debentures, 7.875% due 2/1/13	791,800
1,030,000	BB	Senior Notes, 6.500% due 3/15/08	1,048,025
		Total Commercial Services	7,749,762
Computers — 0.1%
450,000	B-	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (c)	474,750
Containers & Packaging — 0.2%

500,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	513,750
Cosmetics/Personal Care — 0.1%

350,000	CCC+	Del Laboratories Inc., Senior Subordinated Notes, 8.000% due 2/1/12	302,750
Diversified Financial Services — 3.8%
		Alamosa Delaware Inc.:
584,000	CCC+	Senior Discount Notes, 12.000% due 7/31/09	654,080
975,000	CCC+	Senior Notes, 11.000% due 7/31/10	1,109,063
1,008,000	B-	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	1,147,860
265,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	268,975
1,450,000	B-	CCM Merger Inc., Notes, 8.000% due 8/1/13 (c)	1,486,250
		Ford Motor Credit Co.:
		Notes:
650,000	BB+	7.875% due 6/15/10	654,092
450,000	BB+	7.000% due 10/1/13	432,029
1,650,000	BB+	Senior Notes, 7.250% due 10/25/11	1,615,261
		General Motors Acceptance Corp.:
2,525,000	BB	Bonds, 8.000% due 11/1/31	2,342,071
		Notes:
125,000	BB	7.250% due 3/2/11	120,791
775,000	BB	6.875% due 8/28/12	729,537
1,725,000	BB	6.750% due 12/1/14	1,589,220
		Total Diversified Financial Services	12,149,229
Electric — 6.2%
		AES Corp., Senior Notes:
2,330,000	B-	9.500% due 6/1/09	2,580,475
250,000	B-	7.750% due 3/1/14	272,813
330,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	370,526
		Calpine Corp.:
2,755,000	B-	Second Priority Senior Secured Notes, 8.500% due 7/15/10 (c)	2,080,025
100,000	CCC	Senior Notes, 8.625% due 8/15/10	64,000
795,000	B-	Senior Secured Notes, 8.750% due 7/15/13 (c)	592,275

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	9

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Electric — 6.2% (continued)

		Edison Mission Energy, Senior Notes:
$1,055,000	B+	10.000% due 8/15/08	$1,178,962
475,000	B+	7.730% due 6/15/09	504,688
1,775,000	B+	9.875% due 4/15/11	2,105,594
625,000	NR	Mirant Americas Generation LLC, Senior Notes,
		9.125% due 5/1/31 (a)	767,188
2,406,000	B	NRG Energy Inc., Second Priority Senior Secured Notes,
		8.000% due 12/15/13	2,604,495
1,395,000	B	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,694,925
		Reliant Energy Inc., Senior Secured Notes:
1,725,000	B+	9.250% due 7/15/10	1,888,875
1,675,000	B+	9.500% due 7/15/13	1,871,812
1,425,000	B	Texas Genco LLC/Texas Genco Financing Corp., Senior Notes,
		6.875% due 12/15/14 (c)	1,485,562
		Total Electric	20,062,215
Electronics — 0.6%

600,000	CCC-	Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09	525,000
1,240,000	BBB-	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	1,300,331
		Total Electronics	1,825,331
Entertainment — 1.8%

515,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 9.500% due 2/1/11	508,563
2,325,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield 9.782% due 3/15/14	1,671,094
		Herbst Gaming Inc., Senior Subordinated Notes:
1,350,000	B-	8.125% due 6/1/12	1,431,000
275,000	B-	7.000% due 11/15/14	279,813
150,000	CCC+	Loews Cineplex Entertainment Corp., Senior Subordinated Notes,
		9.000% due 8/1/14 (c)	148,125
825,000	B+	Scientific Games Corp., Series A, 6.250% due 12/15/12	839,437
		Six Flags Inc., Senior Notes:
525,000	CCC	9.750% due 4/15/13	528,937
400,000	CCC	9.625% due 6/1/14	403,000
		Total Entertainment	5,809,969
Environmental Control — 1.4%
1,275,000	B	Aleris International Inc., Series B, Senior Secured Notes, 10.375% due 10/15/10	1,412,063
		Allied Waste North America Inc.:
50,000	BB-	Senior Notes, 7.250% due 3/15/15 (c)	49,875
		Senior Notes, Series B:
1,555,000	BB-	8.500% due 12/1/08	1,652,187
1,250,000	B+	7.375% due 4/15/14	1,181,250

See Notes to Financial Statements.

10	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Environmental Control — 1.4% (continued)
$150,000	BB-	Senior Secured Notes, Series B, 9.250% due 9/1/12	$164,625
		Total Environmental Control	4,460,000
Food — 1.9%
250,000	BB	Ahold Finance USA Inc., Notes, 8.250% due 7/15/10	273,750
		Ahold Lease USA Inc.:
1,281,233	BB+	Pass-Through Certificates, Series 2001 A-1, 7.820% due 1/2/20	1,378,126
175,000	BB+	Pass-Through Certificates, Series 2001 A-2, 8.620% due 1/2/25	196,109
600,000	BB-	Dean Foods Co., Senior Notes, 6.900% due 10/15/17	628,500
675,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	735,750
		Doane Pet Care Co.:
1,075,000	CCC+	Senior Notes, 10.750% due 3/1/10	1,179,813
105,000	CCC+	Senior Subordinated Notes, 9.750% due 5/15/07	105,000
1,600,000	B-	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	1,552,000
		Total Food	6,049,048
Forest Products & Paper — 2.9%
1,385,000	BB-	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	1,315,750
1,525,000	B+	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	1,471,625
650,000	B-	Blue Ridge Paper Products Inc., Secured Notes, 9.500% due 12/15/08	620,750
		Buckeye Technologies Inc., Senior Subordinated Notes:
420,000	B	9.250% due 9/15/08	422,100
1,745,000	B	8.000% due 10/15/10	1,710,100
725,000	BB+	Domtar Inc., Notes, 7.125% due 8/15/15	726,439
1,600,000	B-	Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14	1,488,000
1,500,000	BB-	Norske Skog Canada Ltd., Senior Notes, Series D, 8.625% due 6/15/11	1,567,500
		Total Forest Products & Paper	9,322,264
Health Care-Product — 0.5%
1,450,000	B-	Accellent Corp., Senior Subordinated Notes, Series B, 10.000% due 7/15/12	1,580,500
Health Care-Services — 3.2%
1,450,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,558,750
825,000	B	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	838,406
725,000	B	DaVita Inc., Senior Notes, 6.625% due 3/15/13 (c)	739,500
		Extendicare Health Services Inc.:
465,000	B	Senior Notes, 9.500% due 7/1/10	501,038
700,000	B-	Senior Subordinated Notes, 6.875% due 5/1/14	695,625
725,000	BB+	HCA Inc., Senior Notes, 6.375% due 1/15/15	747,967
1,675,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated
		Notes, 8.750% due 6/15/14	1,813,187

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	11

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Health Care-Services — 3.2% (continued)
$825,000	CCC+	InSight Health Services Corp., Senior Subordinated Notes, Series B,
		9.875% due 11/1/11	$735,281
150,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13	170,625
		Tenet Healthcare Corp., Senior Notes:
825,000	B	6.500% due 6/1/12	783,750
1,775,000	B	7.375% due 2/1/13	1,739,500
50,000	B	9.875% due 7/1/14	53,500
		Total Health Care-Services	10,377,129
Holding Companies-Diversified — 0.2%
650,000	B-	Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (c)	660,563
Home Builders — 1.4%
		D. R. Horton Inc.:
685,000	BB+	Senior Notes, 8.000% due 2/1/09	746,289
545,000	BB-	Senior Subordinated Notes, 9.375% due 3/15/11	582,592
815,000	BB-	KB HOME, Senior Subordinated Notes, 9.500% due 2/15/11	871,018
490,000	BBB-	Ryland Group Inc., Senior Notes, 9.750% due 9/1/10	513,898
1,035,000	BB-	Schuler Homes Inc., Senior Subordinated Notes, 10.500% due 7/15/11	1,132,031
525,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	576,188
		Total Home Builders	4,422,016
Home Furnishings — 0.3%
800,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	858,000
Household Durables — 0.3%
1,150,000	CC	Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08	994,750
Household Products/Wares — 0.4%
1,200,000	B	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	1,284,000
Insurance — 0.3%
1,015,000	BB	Markel Capital Trust I, Capital Securities, Series B, 8.710% due 1/1/46	1,123,181
Internet — 0.2%
510,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	520,200
Leisure Time — 0.5%
1,050,000	CCC-	Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12	876,750
850,000	B-	Riddell Bell Holdings Inc., Senior Subordinated Notes, 8.375% due 10/1/12	867,000
		Total Leisure Time	1,743,750
Lodging — 4.9%
1,325,000	B+	Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09	1,437,625

See Notes to Financial Statements.

12	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Lodging — 4.9% (continued)
		Caesars Entertainment Inc., Senior Subordinated Notes:
$800,000	BB+	9.375% due 2/15/07	$847,000
800,000	BB+	8.875% due 9/15/08	882,000
1,530,000	BB+	8.125% due 5/15/11	1,730,812
		Hilton Hotels Corp.:
425,000	BBB-	Notes, 7.625% due 12/1/12	489,547
890,000	BBB-	Senior Notes, 7.950% due 4/15/07	936,743
850,000	B	Kerzner International Ltd., Senior Subordinated Notes, 8.875% due 8/15/11	909,500
1,300,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	1,261,000
		MGM MIRAGE Inc.:
1,200,000	BB	Senior Notes, 6.750% due 9/1/12	1,236,000
415,000	B+	Senior Subordinated Debentures, 7.625% due 7/15/13	441,975
		Senior Subordinated Notes:
525,000	B+	9.750% due 6/1/07	563,063
1,285,000	B+	8.375% due 2/1/11	1,403,863
1,040,000	B+	Series B, 10.250% due 8/1/07	1,132,300
750,000	BB+	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	834,375
450,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	464,625
1,100,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (c)	1,163,250
		Total Lodging	15,733,678
Machinery — 0.1%
400,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (c)	416,000
Machinery-Construction & Mining — 0.2%
700,000	B	Terex Corp., Senior Subordinated Notes, Series B, 10.375% due 4/1/11	754,250
Machinery-Diversified — 0.6%
100,000	BB-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	107,000
1,185,000	B	Flowserve Corp., Senior Subordinated Notes, 12.250% due 8/15/10	1,266,338
415,000	B+	NMHG Holding Co., Senior Notes, 10.000% due 5/15/09	446,125
		Total Machinery-Diversified	1,819,463
Media — 11.3%
2,380,699	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	2,511,637
		Charter Communications Holdings LLC/Charter Communications
		Holdings Capital Corp., Senior Discount Notes:
4,805,000	CCC-	11.750% due 1/15/10	4,108,275
1,425,000	CCC-	Step bond to yield 18.521% due 1/15/11	1,132,875
2,250,000	CCC-	Step bond to yield 19.159% due 5/15/11	1,535,625

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	13

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Media — 11.3% (continued)
		CSC Holdings Inc.:
$1,475,000	BB-	Senior Debentures, 7.625% due 7/15/18	$1,438,125
		Senior Notes, Series B:
725,000	BB-	8.125% due 7/15/09	746,750
420,000	BB-	7.625% due 4/1/11	423,150
1,845,000	B+	Senior Subordinated Debentures, 10.500% due 5/15/16	2,006,437
422,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Note, Series B, 12.125% due 11/15/12	501,125
		Dex Media Inc., Discount Notes:
1,100,000	B	Step bond to yield 7.837% due 11/15/13	899,250
950,000	B	Step bond to yield 8.736% due 11/15/13	776,625
855,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	971,494
475,000	BB-	DirecTV Holdings/Finance, Senior Notes, 6.375% due 6/15/15 (c)	476,188
942,000	BB-	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 8.375% due 3/15/13	1,038,555
		EchoStar DBS Corp., Senior Notes:
1,193,000	BB-	9.125% due 1/15/09	1,263,089
1,900,000	BB-	6.625% due 10/1/14	1,892,875
725,000	B-	Emmis Communications Corp., Senior Notes, Class A, 9.314% due 6/15/12 (b)	737,687
1,550,000	BBB+	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	1,691,419
1,425,000	B-	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 10.034% due 10/15/13	1,116,844
1,585,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, Step bond to yield 10.199% due 2/15/11	1,634,531
1,500,000	B	Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13	1,644,375
600,000	B	Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13	613,500
1,425,000	CCC+	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14	1,318,125
225,000	CCC+	NextMedia Operating Inc., Senior Subordinated Notes, 10.750% due 7/1/11	244,688
895,000	B	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	961,006
2,710,000	B+	Rogers Cablesystems Ltd., Senior Subordinated Debentures, 11.000% due 12/1/15	2,906,475
1,300,000	BBB+	Time Warner Inc., Debentures, 7.625% due 4/15/31	1,589,449
358,000	B+	Yell Finance BV, Senior Discount Notes, step bond to yield 10.417% due 8/1/11	361,580
		Total Media	36,541,754
Metal Fabricate-Hardware — 0.7%
950,000	B-	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	1,022,438

See Notes to Financial Statements.

14	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Metal Fabricate-Hardware — 0.7% (continued)
$850,000	B-	Mueller Holdings Inc., Discount Notes, step bond to yield 11.711% due 4/15/14	$624,750
585,000	CCC+	Wolverine Tube Inc., Senior Notes, 10.500% due 4/1/09	552,825
		Total Metal Fabricate-Hardware	2,200,013
Mining — 0.3%
780,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	927,741
Miscellaneous Manufacturing — 1.2%
745,000	NR	Aqua-Chem Inc., Senior Subordinated Notes, 11.250% due 7/1/08 (d)	633,250
700,000	B	Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12	766,500
950,000	B-	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (c)	959,500
2,475,000	B-	KI Holdings Inc., Senior Discount Notes, step bond to yield 10.647% due 11/15/14	1,559,250
		Total Miscellaneous Manufacturing	3,918,500
Office Furnishings — 0.4%
1,200,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	1,335,000
Oil & Gas — 3.7%
		Chesapeake Energy Corp., Senior Notes:
2,175,000	BB-	6.625% due 1/15/16	2,240,250
950,000	BB-	6.250% due 1/15/18	946,438
1,275,000	BB-	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	1,405,687
682,000	B+	Magnum Hunter Resources Inc., Senior Notes, 9.600% due 3/15/12	753,610
543,000	Aa3**	Pennzoil-Quaker State Co., Senior Notes, 10.000% due 11/1/08	574,720
1,325,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes,
		Series B, 8.750% due 7/1/12	1,450,875
310,000	BB	Pogo Producing Co., Senior Subordinated Notes, Series B, 8.250% due 4/15/11	328,600
1,625,000	B+	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	1,608,750
1,420,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	1,560,225
		Vintage Petroleum Inc.:
725,000	BB-	Senior Notes, 8.250% due 5/1/12	783,000
325,000	B	Senior Subordinated Notes, 7.875% due 5/15/11	341,250
		Total Oil & Gas	11,993,405
Oil & Gas Services — 0.5%
1,025,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	1,135,188
520,000	BB-	SESI LLC, Senior Notes, 8.875% due 5/15/11	552,500
		Total Oil & Gas Services	1,687,688
Packaging & Containers — 4.4%
1,375,000	D	Anchor Glass Container Corp., Senior Secured Notes, 11.000% due 2/15/13 (a)	928,125
650,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	718,250

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	15

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Packaging & Containers — 4.4% (continued)
$1,575,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	$1,622,250
1,725,000	B	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	1,712,062
		Owens-Brockway Glass Container Inc.:
925,000	B	6.750% due 12/1/14	934,250
2,060,000	BB-	Senior Secured Notes, 8.875% due 2/15/09	2,188,750
1,190,000	B+	Plastipak Holdings Inc., Senior Notes, 10.750% due 9/1/11	1,314,950
		Pliant Corp.:
650,000	CCC+	Senior Secured Second Lien Notes, 11.125% due 9/1/09	609,375
150,000	CCC+	Senior Subordinated Notes, 13.000% due 6/1/10	108,750
425,000	CCC-	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	280,500
935,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (c)	1,005,156
1,525,000	B	Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14	1,444,938
		Tekni-Plex Inc.:
650,000	CCC-	Senior Secured Notes, 8.750% due 11/15/13 (c)	572,000
835,000	CCC-	Senior Subordinated Notes, Series B, 12.750% due 6/15/10	597,025
		Total Packaging & Containers	14,036,381
Pharmaceuticals — 0.2%
700,000	CCC+	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	619,500
Pipelines — 4.2%
4,800,000	B-	Dynegy Holdings Inc., Second Priority Senior Secured Notes,
		10.099% due 7/15/08 (b)(c)	5,124,000
4,175,000	B-	El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32	4,237,625
		Williams Cos. Inc.:
		Notes:
1,825,000	B+	7.875% due 9/1/21	2,066,812
725,000	B+	8.750% due 3/15/32	884,500
1,025,000	B+	Senior Notes, 7.625% due 7/15/19	1,142,875
		Total Pipelines	13,455,812
REITs — 1.3%
		Host Marriott LP, Senior Notes:
375,000	B+	7.125% due 11/1/13	393,750
1,760,000	B+	Series I, 9.500% due 1/15/07	1,856,800
350,000	B+	Series O, 6.375% due 3/15/15	348,687
		MeriStar Hospitality Corp., Senior Notes:
150,000	CCC+	9.000% due 1/15/08	158,250
50,000	CCC+	9.125% due 1/15/11	54,000
1,250,000	CCC+	MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality
		Finance Corp., Senior Notes, 10.500% due 6/15/09	1,334,375
		Total REITs	4,145,862

See Notes to Financial Statements.

16	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Retail — 3.7%
$875,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (c)	$918,750
1,100,000	BBB-	Gap Inc., Notes, 9.550% due 12/15/08	1,260,451
1,525,000	B	Hines Nurseries Inc., Senior Subordinated Notes, 10.250% due 10/1/11	1,574,562
		J.C. Penney Co. Inc., Notes:
1,400,000	BB+	8.000% due 3/1/10	1,561,223
1,323,000	BB+	9.000% due 8/1/12	1,595,267
1,525,000	B	Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14	1,570,750
		Rite Aid Corp., Notes:
1,105,000	B-	7.125% due 1/15/07	1,114,669
400,000	B-	6.125% due 12/15/08 (c)	378,000
722,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	788,785
500,000	B-	Toys “R” Us Inc., Senior Notes, 7.375% due 10/15/18	406,250
700,000	B	VICORP Restaurants Inc., Senior Notes, 10.500% due 4/15/11	703,500
		Total Retail	11,872,207
Savings & Loans — 1.0%
3,200,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	3,280,000
Semiconductors — 0.5%
		Amkor Technology Inc.:
475,000	B-	Senior Notes, 9.250% due 2/15/08	448,875
1,335,000	CCC	Senior Subordinated Notes, 10.500% due 5/1/09	1,228,200
		Total Semiconductors	1,677,075
Telecommunications — 11.4%
		AirGate PCS Inc.:
325,000	B-	7.349% due 10/15/11 (b)	338,813
701,300	CCC	Senior Secured Subordinated Notes, 9.375% due 9/1/09	745,131
214,000	BB-	American Tower Corp., Senior Notes, 9.375% due 2/1/09	225,503
600,000	BB-	American Tower Escrow Corp., Discount Notes, zero coupon bond to yield 14.314% due 8/1/08	462,000
		AT&T Corp., Senior Notes:
1,350,000	BB+	7.300% due 11/15/11	1,555,875
1,000,000	BB+	9.750% due 11/15/31	1,315,000
940,000	D	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(d)(e)	0
400,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	425,000
550,000	B+	Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (b)(c)	562,375
1,475,000	B	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.170% due 2/1/15 (b)(c)	1,003,000
1,525,000	CCC+	IWO Holdings Inc., Secured Notes, 7.349% due 1/15/12 (b)	1,608,875
4,075,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	3,596,187
150,000	B+	MCI Inc., Senior Notes, 8.735% due 5/1/14	168,375

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	17

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Face Amount	Rating‡	Security	Value

Telecommunications — 11.4% (continued)
		New Cingular Wireless Services Inc.:
$2,350,000	A	Notes, 8.125% due 5/1/12	$2,803,282
2,700,000	A	Senior Notes, 7.875% due 3/1/11	3,124,148
		Nextel Communications Inc.:
50,000	BB	Senior Notes, Series E, 6.875% due 10/31/13	53,602
1,975,000	BB	Senior Serial Redeemable Notes, Series D, 7.375% due 8/1/15	2,134,831
602,000	BB-	Nextel Partners Inc., Senior Notes, 12.500% due 11/15/09	648,655
1,225,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	1,182,125
225,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	226,688
525,000	B-	Northern Telecom Capital Corp., 7.875% due 6/15/26	542,062
250,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	265,000
429,000	B+	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	453,668
2,425,000	BB-	Qwest Corp., Notes, 8.875% due 3/15/12	2,661,437
		Qwest Services Corp., Senior Secured Notes:
2,240,000	B	13.500% due 12/15/10	2,592,800
953,000	B	14.000% due 12/15/14	1,172,190
		Sprint Capital Corp.:
3,400,000	A-	8.750% due 3/15/32	4,759,181
1,975,000	A-	Senior Notes, 6.875% due 11/15/28	2,270,209
		Total Telecommunications	36,896,012
Textiles — 0.4%
2,000,000	B-	Simmons Bedding Co., Senior Discount Notes, step bond to yield
		12.322% due 12/15/14 (c)	1,160,000
Transportation — 0.5%
875,000	B+	General Maritime Corp., Senior Notes, 10.000% due 3/15/13	960,313
580,000	BB+	Windsor Petroleum Transport Corp., Secured Notes, 7.840% due 1/15/21 (c)	642,692
		Total Transportation	1,603,005
		TOTAL CORPORATE BONDS & NOTES
		(Cost — $276,520,795)	295,235,847
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
6,296,588	D	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (a)(d)(e) (Cost — $6,995,539)	0
CONVERTIBLE BOND — 0.1%
Electronics — 0.1%
306,000	B	Sanmina-SCI Corp., Subordinated Debentures, zero coupon bond to yield 10.730% due 9/12/20 (Cost — $168,421)	170,213
LOAN PARTICIPATION — 1.1%
United States — 1.1%
3,500,000		UPC Broadband Inc. Term Loan, Tranche H2, 6.254% due 3/15/12 (Bank of America) (b)(f) (Cost — $3,500,000)	3,538,008

See Notes to Financial Statements.

18	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Shares	Security	Value

COMMON STOCKS — 1.1% CONSUMER STAPLES — 0.0% Food Products — 0.0%
38,785	Aurora Foods Inc. (d)(e)*	$0
FINANCIALS — 0.0% Diversified Financial Services — 0.0%
4,109	Outsourcing Solutions Inc. (e)*	17,465
INDUSTRIALS — 0.0% Aerospace & Defense — 0.0%
2,012	Northrop Grumman Corp.	112,853
INFORMATION TECHNOLOGY — 0.1% Communications Equipment — 0.1%
7,514	Motorola Inc.	164,407
Semiconductors & Semiconductor Equipment — 0.0%
829	Freescale Semiconductor Inc., Class B Shares *	19,962
	TOTAL INFORMATION TECHNOLOGY	184,369
TELECOMMUNICATION SERVICES — 1.0% Diversified Telecommunication Services — 0.4%
2,169	McLeodUSA Inc., Class A Shares *	106
53,428	Telewest Global Inc. *	1,186,102
12,250	Weblink Wireless Inc. (d)(e)*	122
	Total Diversified Telecommunication Services	1,186,330
Wireless Telecommunication Services — 0.6%
83,132	Alamosa Holdings Inc. *	1,438,184
22,554	Crown Castle International Corp. *	558,437
	Total Wireless Telecommunication Services	1,996,621
	TOTAL TELECOMMUNICATION SERVICES	3,182,951
	TOTAL COMMON STOCKS (Cost — $4,338,455)	3,497,638
CONVERTIBLE PREFERRED STOCKS — 1.1% TELECOMMUNICATION SERVICES — 1.1% Wireless Telecommunication Services — 1.1%
2,234	Alamosa Holdings Inc., Cummulative Convertible, Series B, 7.500% due 7/31/13	2,882,418
12,000	Crown Castle International Corp., 6.250% due 8/15/12	609,000
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,013,147)	3,491,418

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	19

Schedule of Investments (August 31, 2005) (unaudited) (continued)
Warrants	Security	Value

WARRANTS — 0.1% Capital Markets — 0.1%
650	Mueller Holdings Inc., expires 4/15/14 *	$234,162
Commercial Services & Supplies — 0.0%
1,040	Merrill Corp., Class B Shares, expires 5/1/09 (c)(d)(e)*	0
Communications Equipment — 0.0%
600	American Tower Corp., expires 8/1/08 (c)*	202,637
Containers & Packaging — 0.0%
150	Pliant Corp., expires 6/1/10 (c)(d)(e)*	2
Diversified Telecommunication Services — 0.0%
940	GT Group Telecom Inc., Class B Shares, expires 2/1/10 (c)(d)(e)*	0
695	Horizon PCS Inc., expires 10/1/10 (c)(d)(e)*	0
720	IWO Holdings Inc., expires 1/15/11 (c)(d)(e)*	0
750	Jazztel PLC, expires 7/15/10 (e)*	0
4,125	RSL Communications Ltd., expires 11/15/06 (d)(e)*	0
	Total Diversified Telecommunication Services	0
Electronic Equipment & Instruments — 0.0%
2,460	Viasystems Group Inc., expires 1/31/10 (d)(e)*	0
Internet Software & Services — 0.0%
1,005	Cybernet Internet Services International Inc., expires 7/1/09 (c)(d)(e)*	0
	TOTAL WARRANTS (Cost — $748,385)	436,801
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $293,284,742)	306,369,925
Face Amount
SHORT-TERM INVESTMENT — 3.2% Repurchase Agreement — 3.2%
$10,342,000	Interest in $666,711,000 joint tri-party repurchase agreement dated 8/31/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.580% due 9/1/05, Proceeds at maturity — $10,343,028; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.000% due 9/21/05 to 11/15/24; Market value — $10,548,889) (Cost — $10,342,000)	10,342,000
	TOTAL INVESTMENTS — 98.3% (Cost — $303,626,742#)	316,711,925
	Other Assets in Excess of Liabilities — 1.7%	5,481,153
	TOTAL NET ASSETS — 100.0%	$322,193,078

See Notes to Financial Statements.

20	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Schedule of Investments (August 31, 2005) (unaudited) (continued)

*	Non-income producing security.
**	Rating by Moody’s Investors Service. All ratings are unaudited.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Security is currently in default.
(b)	Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 2005.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors unless otherwise noted.

(d)	Illiquid security.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(f)	Participation interest was acquired through the financial institution indicated parenthetically.
#	Aggregate cost for federal income tax purposes is substantially the same.
See pages 22 and 23 for definitions of ratings.
Abbreviation used in this schedule: REITs – Real Estate Investment Trust

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	21

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “C” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “C” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

22	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Fitch Rating Service (“Fitch”)—Ratings from “AA” to “CC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	23

Statement of Assets and Liabilities (August 31, 2005) (unaudited)
ASSETS:
Investments, at value (Cost — $303,626,742)	$316,711,925
Cash	922
Dividends and interest receivable	5,813,290
Receivable for securities sold	524,706
Other receivables	130,088
Prepaid expenses	26,506
Total Assets	323,207,437
LIABILITIES:
Payable for securities purchased	518,450
Investment advisory fee payable	246,308
Transfer agent fees payable	76,905
Administration fee payable	54,735
Directors’ fees payable	2,275
Dividends payable	231
Accrued expenses	115,455
Total Liabilities	1,014,359
Total Net Assets	$322,193,078

NET ASSETS:
Par value ($0.001 par value; 45,637,929 shares issued and outstanding; 500,000,000 shares authorized)	$45,638
Paid-in capital in excess of par value	501,643,690
Overdistributed net investment income	(641,581)
Accumulated net realized loss on investments and foreign currency transactions	(191,939,852)
Net unrealized appreciation on investments	13,085,183
Total Net Assets	$322,193,078

Shares Outstanding	45,637,929
Net Asset Value	$7.06

See Notes to Financial Statements.

24	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Statement of Operations (For the six months ended August 31, 2005) (unaudited)
INVESTMENT INCOME:
Interest	$13,280,269
Dividends	41,229
Total Investment Income	13,321,498
EXPENSES:
Investment advisory fee (Note 2)	1,447,937
Administration fee (Note 2)	321,764
Shareholder reports	63,522
Transfer agent fees	56,844
Custody	31,072
Directors’ fees	29,309
Legal fees	21,440
Listing fees	19,916
Audit and tax	18,825
Insurance	3,492
Miscellaneous expenses	4,808
Total Expenses	2,018,929
Net Investment Income	11,302,569
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	1,588,882
Foreign currency transactions	(48,679)
Net Realized Gain	1,540,203
Change in Net Unrealized Appreciation/Depreciation From Investments	(7,470,731)
Net Loss on Investments and Foreign Currency Transactions	(5,930,528)
Increase in Net Assets From Operations	$5,372,041

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	25

Statements of Changes in Net Assets
For the six months ended August 31, 2005 (unaudited) and the year ended February 28, 2005	August 31	February 28
OPERATIONS:
Net investment income	$11,302,569	$24,142,224
Net realized gain	1,540,203	6,584,891
Change in net unrealized appreciation/depreciation	(7,470,731)	(978,495)
Increase from payment by affiliate	—	147,700
Increase in Net Assets From Operations	5,372,041	29,896,320
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(11,774,586)	(26,424,361)
Decrease in Net Assets From Distributions to Shareholders	(11,774,586)	(26,424,361)
Increase (Decrease) in Net Assets	(6,402,545)	3,471,959
NET ASSETS:
Beginning of period	328,595,623	325,123,664
End of period*	$322,193,078	$328,595,623

*Includes overdistributed net investment income of:	$(641,581)	$(169,564)

See Notes to Financial Statements.

26	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2005 (1)	2005	(2)	2004	(2)(3)	2003 (2)	2002	(2)	2001
Net Asset Value,
Beginning of Period	$7.20	$7.12			$6.30	$6.84	$8.84		$10.02
Income (Loss) From Operations:
Net investment income	0.25	0.53			0.58	0.65	0.82	(4)	0.97
Net realized and unrealized gain (loss)	(0.13)	0.13			0.88	(0.51)	(1.96	)(4)	(1.18)
Total Income (Loss) From Operations	0.12	0.66			1.46	0.14	(1.14)		(0.21)
Gain From Repurchase of Treasury Stock	—	—			—	—	—		0.01
Less Distributions From:
Net investment income	(0.26)	(0.58)			(0.60)	(0.65)	(0.82)		(0.98)
Return of capital	—	—			(0.04)	(0.03)	(0.04)		—
Total Distributions	(0.26)	(0.58)			(0.64)	(0.68)	(0.86)		(0.98)
Net Asset Value, End of Period	$7.06	$7.20			$7.12	$6.30	$6.84		$ 8.84
Market Price, End of Period	$6.36	$6.49			$6.98	$6.85	$7.08		$ 9.00
Total Return, Based on Net Asset Value Per Share(5)	2.15%	10.33	%(6)		23.98%	2.68%	(13.32)%		(1.06)%
Total Return, Based on Market Price Per Share(5)	2.09%	1.45%			11.78%	7.86%	(11.87)%		24.22%
Net Assets, End of Period (millions)	$322	$329			$325	$284	$305		$383
Ratios to Average Net Assets:		%(7)%
Expenses	1.25	1.26			1.24%	1.26%	1.24%		1.20%
Net investment income	7.03 (7)	7.47			8.45	10.27	10.86	(4)	10.59
Portfolio Turnover Rate	12%	41%			31%	71%	81%		65%

(1)	For the six months ended August 31, 2005 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the year ended February 29, 2004.
(4)

Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.83, $1.97 and 10.96%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(5)

The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(7)	Annualized.

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	27

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Managed High Income Portfolio Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund will assume the credit risk of both the borrower and the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

28	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and Market Risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	29

Notes to Financial Statements (unaudited) (continued)

distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at the annual rate of 0.90% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. Effective October 1, 2005, the Fund will pay SBFM an advisory fee of 0.80% of the Fund’s average daily net assets.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. Effective October 1, 2005, the Fund will no longer pay an administration fee.

Certain officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended August 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$39,302,829
Sales	34,536,270

At August 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,507,249
Gross unrealized depreciation	(16,422,066)
Net unrealized appreciation	$13,085,183

At August 31, 2005, the Fund held one loan participation with a total cost of $3,500,000 and a total market value of $3,538,008.

4. Capital Shares

On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the six months ended August 31, 2005, the Fund did not repurchase shares.

30	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5. Capital Loss Carryforward

On February 28, 2005, the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount

2/28/2008	$24,008,335
2/28/2009	37,822,746
2/28/2010	87,539,581
2/28/2011	38,635,215
2/28/2012	4,980,975
$192,986,852

6. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	31

Notes to Financial Statements (unaudited) (continued)

in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

32	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment advisory contract with the Adviser. Therefore, the Fund’s Board has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the Fund for their approval.

8. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act of 1940 (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	33

Board Approval of Management Agreement (unaudited)

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreements and the Manager’s performance. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its stockholders should the sale of the Manager be consummated.

In voting to approve the Agreement, the Independent Directors considered whether the approval of the Agreement would be in the best interests of the Fund and its stockholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the Citigroup Asset Management (“CAM”) fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreements during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager

34	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all closed-end funds classified as nonleveraged closed-end high current yield funds by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund’s performance for each of these periods was below the median. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed that the Fund’s short-term performance was better than that of its benchmark index and competitive with the Lipper category averages. The Board members discussed with the Fund’s primary portfolio manager the reasons for the Fund’s underperformance compared to its benchmark index and Lipper category averages. The Board noted that the Fund’s current portfolio management team assumed responsibility for managing the Fund’s portfolio in

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	35

Board Approval of Management Agreement (unaudited) (continued)

July 2002. The portfolio manager noted that, while performance for each of the one-, three-, five- and ten-year periods was below the median of the Performance Universe (which was comprised of eight funds in the one-year period, and four funds in the other periods including the Fund), the changes made to the investment process and philosophy in managing the Fund since the appointment of his team in 2002 should continue to favorably impact performance as demonstrated by the improvement in the Fund’s recent performance. The Board members noted that the Fund’s portfolio managers are very experienced with a superior long-term track record, and expressed their confidence in the portfolio management team. Based on their review, the Board generally was satisfied with the Fund’s performance, particularly the Fund’s recent performance record and the Manager’s efforts to improve the Fund’s performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether any fee waiver and/or expense reimbursement arrangements were currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether the fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of three non-leveraged closed-end high current yield funds (including the Fund) and four leveraged closed-end high current yield funds as classified by Lipper, showed that the Fund’s Contractual and Actual Management Fees were higher than the management fees paid by

36	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio, however, was better than the median for the funds in the Expense Group.

After discussions with the Board members, the Manager offered to reduce the Contractual Management Fee by .30%, which would cause the Fund’s Contractual and Actual Management Fees to be within the median range of the Expense Group.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the comparative performance and expense information (particularly, the Manager’s agreement to reduce its fee) and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board also considered the Manager’s agreement to reduce its fee and the effect the reduction would have on the Manager’s profitability. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that as a closed-end fund, the Fund’s ability to increase its asset level was limited and that a discussion of economies of scale typically is predicated on increasing assets. The Board also considered the Manager’s agreement to reduce its fee and its effect on the total expense ratio of the Fund. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Based on such factors, and in light of the Manager’s profitability data and its agreement to reduce its fee, the Board believed that the Manager’s sharing of any economies of scale with the Fund was adequate.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	37

Board Approval of Management Agreement (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of its relationship with the Fund, including soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

38	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price†	Net Asset Value†	Dividend Paid	Dividend Reinvestment Price

Fiscal Year 2003
3/19/02	3/22/02	$7.35	$6.93	$0.063	$6.98
4/23/02	4/26/02	7.09	6.93	0.056	6.93
5/28/02	5/31/02	6.97	6.82	0.056	6.82
6/25/02	6/28/02	6.19	6.52	0.056	6.08
7/23/02	7/26/02	5.51	6.14	0.056	5.69
8/27/02	8/30/02	6.01	6.08	0.056	6.04
9/24/02	9/27/02	5.73	5.95	0.056	5.88
10/22/02	10/25/02	5.51	5.71	0.056	5.63
11/25/02	11/29/02	6.12	6.10	0.056	6.10
12/23/02	12/27/02	6.01	6.13	0.056	6.09
1/28/03	1/31/03	6.50	6.24	0.056	6.24
2/25/03	2/28/03	6.75	6.24	0.056	6.41
Fiscal Year 2004
3/25/03	3/28/03	6.78	6.34	0.056	6.44
4/22/03	4/25/03	6.92	6.56	0.056	6.57
5/27/03	5/30/03	7.27	6.71	0.056	6.91
6/24/03	6/27/03	7.23	6.89	0.056	6.89
7/22/03	7/25/03	6.87	6.86	0.056	6.86
8/26/03	8/29/03	6.83	6.72	0.056	6.72
9/23/03	9/26/03	6.80	6.87	0.050	6.85
10/28/03	10/31/03	6.94	6.94	0.050	6.94
11/24/03	11/28/03	6.90	6.98	0.050	6.97
12/22/03	12/26/03	6.94	7.11	0.050	7.00
1/27/04	1/30/04	7.07	7.24	0.050	7.10
2/24/04	2/27/04	6.90	7.10	0.050	7.00
Fiscal Year 2005
3/23/04	3/26/04	6.89	7.09	0.050	6.95
4/27/04	4/30/04	6.38	7.07	0.050	6.48
5/25/04	5/28/04	6.33	6.87	0.050	6.42
6/22/04	6/25/04	6.25	6.93	0.050	6.34
7/27/04	7/30/04	6.45	6.94	0.050	6.50
8/24/04	8/27/04	6.65	7.00	0.050	6.77
9/21/04	9/24/04	6.78	7.07	0.050	6.83
10/26/04	10/29/04	6.88	7.10	0.050	6.97
11/22/04	11/26/04	6.62	7.17	0.050	6.71
12/28/04	12/31/04	6.48	7.21	0.043	6.55
1/25/05	1/28/05	6.38	7.14	0.043	6.45
2/22/05	2/25/05	6.36	7.19	0.043	6.50

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	39

Financial Data (unaudited) (continued)

Record Date	Payable Date	NYSE Closing Price†	Net Asset Value†	Dividend Paid	Dividend Reinvestment Price

Fiscal Year 2006
3/21/05	3/25/05	$6.15	$7.06	$0.043	$6.18
4/28/05	4/29/05	6.00	8.90	0.043	6.18
5/24/05	5/27/05	6.18	6.81	0.043	6.22
6/21/05	6/24/05	6.28	6.94	0.043	6.38
7/26/05	7/29/05	6.40	7.09	0.043	6.44
8/23/05	8/26/05	6.34	7.05	0.043	6.41
† As of record date.

40	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Managed High Income Portfolio Inc. was held on July 27, 2005, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

1. Election of Directors
Nominees	Common Shares Voted For Election	Common Shares Withheld
Paul Hardin	39,296,698	722,634
George M. Pavia	39,305,977	713,356

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Dwight B. Crane, Paolo M. Cucchi, Robert Frenkel, R. Jay Gerken and William Hutchinson.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	41

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. (“PFPC”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Citigroup Global Markets Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts (effective June 1, 1996, the Plan’s Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later

42	Managed High Income Portfolio Inc. 2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by PFPC on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by telephone at 1 (800) 331-1710.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Managed High Income Portfolio Inc. 2005 Semi-Annual Report	43

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Managed High Income Portfolio Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS
R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and

Treasurer

Beth A. Semmel, CFA

Vice President and

Investment Officer

Peter J. Wilby, CFA

Vice President and

Investment Officer

Andrew Beagley

Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and

Chief Legal Officer

 INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund

Management LLC

399 Park Avenue

New York, New York 10022

 TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, Rhode Island

02940-3027

 CUSTODIAN

State Street Bank and Trust

Company

225 Franklin Street

Boston, Massachusetts 02110

 INDEPENDENT
REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Managed High Income Portfolio Inc.

MANAGED HIGH INCOME PORTFOLIO INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Managed High Income Portfolio Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

www.citigroupam.com

 ©2005 Citigroup Global Markets Inc.
Member NASD, SIPC

 FD0777 10/05                      05-9168

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Managed High Income Portfolio Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Managed High Income Portfolio Inc.
Date:	November 9, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Managed High Income Portfolio Inc.
Date:	November 9, 2005

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak Chief Financial Officer of Managed High Income Portfolio Inc.
Date:	November 9, 2005